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                                                                   Exhibit 10.6
                  SECOND AMENDMENT TO CREDIT AGREEMENT

     This Second Amendment to Credit Agreement dated as of May 13, 1994 by and between Electronic Tele-Communications, Inc., a Wisconsin corporation ("ETC") and Bank One, Milwaukee, NA (the "Bank").

     WHEREAS, the Bank and ETC entered into a credit agreement dated as of May 17, 1989, which was amended by First Amendment dated April 4, 1991 (as amended, the "Credit Agreement"); and

     WHEREAS, the Bank and ETC wish to further amend the Credit Agreement as hereinafter set forth.

     NOW, THEREFORE, the parties hereto agree as follows (all capitalized terms not defined herein shall have the meaning assigned them in the Credit Agreement):


1.   Section 1.15 of the Credit Agreement is amended and restated as follows:

     1.15 "Final Maturity Date" means May 1, 1997, which is the date on which the outstanding principal balance of the Re- volving Note is payable.

2.   Section 1.17 of the Credit Agreement is amended and restated as follows:

     1.17 "Note" means the Revolving Note of ETC which is to be executed and delivered to the Bank as described in Section 2.2.

3.   Section 1.22 of the Credit Agreement is amended and restated as follows:

     1.22 "Revolving Loans" means the loans described in Section 2.2.

4. Sections 1.23, 1.29, 1.30 and 2.1 of the Credit Agreement are all deleted in their entirety.

5. Section 2.2. of the Credit Agreement is amended by deleting "$1,000,000" appearing therein and substituting "$3,500,000" in its place.

6.   Section 2.3 of the Credit Agreement is amended and restated as follows:

     Use of Proceeds: Borrowing Procedure. ETC shall use all of the proceeds of Revolving Loans for working capital and general corporate purposes. ETC shall provide one




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     Business Day prior telephone notice (confirming in writing
     Promptly thereafter) of a requested Revolving Loan, specify-ing the amount requested and the proposed Borrowing Date. The Bank shall deposit Revolving Loan proceeds in the gen-eral account of ETC with the Bank.

7. Section 6.8 of the Credit Agreement is amended by deleting "$5,750,000" appearing therein and inserting "$4,000,000" in its place.

8. Section 6.9 of the Credit Agreement is amended by deleting "2.25:1" appearing therein and inserting "2.50:1" in its place.

9. Section 6.10 of the Credit Agreement is amended by deleting "1.5:1" appearing therein and inserting "1.25:1" in its place.

10.  Section 6.11 of the Credit Agreement is amended by deleting
     "$1,200,000" appearing therein and inserting "$3,000,000" in its place.

11.  Section 6.12 of the Credit Agreement is amended and restated as follows:

      6.12 Restricted Payments. Make any Restricted Payments, except that, so long as no Event of Default exists, the follow-ing Restricted Payments may be declared and paid during any fiscal year as set forth below:


            Amount      Fiscal Year
            --------    -----------

            $300,000    1994 Plus 12.5% of               (consolidated
            $375,000    1995 Plus 12.5% of               net earnings
            $450,000    1996 & Thereafter plus 12.5% of  in any given
                                                         year)


12. This Second Amendment shall be effective upon the execution and delivery to the Bank of this Agreement and the Revolving Note of even date, a copy of which is attached hereto as Exhibit A. After the effective date, such Exhibit A shall become an exhibit to the Credit Agreement.

13.  ETC hereby represents and warrants that the representations contained in
Section 3 of the Credit Agreement are true and correct as of the date hereof, there is no Event of Default which exists and, since April 4, 1991 there has been no material adverse change in the business prospects or financial condition of ETC.

14. Except as amended hereby, the Credit Agreement remains in full force and effect and after this Second Amendment is effective, any reference to the Credit Agreement, whether therein or otherwise, shall mean the Credit Agreement as amended hereby.

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                             BANK ONE, MILWUAKEE, NA



                        By:  /s/ Terry R. Sutter
                             -------------------------------
                             Terry R. Sutter, Vice President



                             ELECTRONIC TELE-COMMUNICATIONS, INC.

                        By:  /s/ Dean W. Danner
                             -------------------------
                             Dean W. Danner, President




































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                             REVOLVING NOTE


$3,500,000.00                                               Milwaukee, Wisconsin
                                                                   May, 15, 1994



     FOR VALUE RECEIVED, the undersigned, Electronic Tele-Communications,
Inc., a Wisconsin corporation, promises to pay to the order of Bank One, Milwaukee, NA f/k/a Bank One, Waukesha (the "Bank"), on or before May 15, 1997 the principal sum of Three Million Five Hundred Thousand Dollars or such lesser amount as is shown to be outstanding according to the records of the Bank, together with interest on the principal; balance outstanding from time to time. This Note bears interest on its unpaid principal balance from the date hereof until maturity, payable on June 15, 1994 and the same date each month thereafter, at the rate which is equal to the reference rate of interest announced from time to time by the Bank as its base rate for interest rate determinations (the "Reference Rate"), and the interest rate shall change on each day on which the Reference Rate changes. The Reference Rate may not be the lowest rate of interest charged by the Bank. The unpaid balance of principal and accrued interest shall bear interest after maturity until paid at the rate which is equal to the Reference Rate in effect from time to time plus three percentage points. Interest is calculated for actual days elapsed on the basis of a 360-day year.

     Payments of both principal and interest are to be made in lawful currency of the United States of America at the Bank's office at 255 West Broadway, Waukesha, Wisconsin, or such other place as the holder hereof shall designate to the undersigned in writing.

     This Note renews and replaces, without novation, the Revolving Notes dated March 15, 1994 in the original principal amounts of $1,000,000.00 and $4,000,000.00, respectively. This Note is issued pursuant to the Credit Agreement dated as of May 17, 1989 between the Bank and the undersigned, as amended, to which reference is made for rights and obligations as to prepayment and acceleration of maturity.

     The undersigned agrees to pay all cost of collection, including reasonable attorneys' fees.


                                ELECTRONIC TELE-COMMUNICATIONS, INC.




                           By:  /s/ Dean W. Danner
                                -------------------------
                                Dean W. Danner, President